Exhibit 99.1

Emerson to Acquire Remaining Outstanding Shares of AspenTech

ST. LOUIS and BEDFORD, Mass. – January 27, 2025 – Emerson (NYSE: EMR) and Aspen Technology, Inc. (NASDAQ: AZPN) (“AspenTech”) today announced that they have reached an agreement under which Emerson will acquire all outstanding shares of common stock of AspenTech not already owned by Emerson for $265.00 per share pursuant to an all-cash tender offer. The transaction values the minority stake being acquired at $7.2 billion, and values the total company at a fully diluted market capitalization of $17.0 billion with an enterprise value of $16.8 billion. Emerson currently owns approximately 57% of AspenTech’s outstanding shares of common stock following Emerson’s 55% majority investment completed in 2022. Upon the closing of the transaction, AspenTech will become a wholly owned subsidiary of Emerson.

The transaction was unanimously recommended for approval by a special committee of the AspenTech Board of Directors composed of three independent and disinterested directors (the “Special Committee”), which, as announced by AspenTech on November 20, 2024, was formed to consider the non-binding proposal made by Emerson on November 5, 2024. Following the recommendation of the Special Committee, the AspenTech Board of Directors approved the transaction. The transaction has also been unanimously approved by the Emerson Board of Directors.

“This transaction marks a key milestone in our portfolio transformation, and we are excited to fully integrate AspenTech into Emerson to advance our vision for software-defined control,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “We look forward to offering AspenTech shareholders the opportunity to tender their shares at compelling and certain value while welcoming the AspenTech team into Emerson.”

“We are pleased to reach this compelling all-cash agreement with Emerson, which is the culmination of the Special Committee’s thorough review of Emerson’s proposal,” said Chair of the AspenTech Special Committee Robert Whelan, Jr. “We are confident this transaction is the best path forward for AspenTech and its shareholders.”

“Emerson has been an outstanding partner to AspenTech, and in this next chapter, we look forward to further differentiating our offering as we innovate to serve customers’ evolving industrial software needs,” said AspenTech President and Chief Executive Officer Antonio Pietri. “This agreement is a testament to the dedication of AspenTech’s employees, who have executed on our partnership and transformed the business to position it for future success.”

Transaction Terms & Approvals

Under the terms of the agreement, Emerson will make a tender offer to acquire all shares of AspenTech common stock not already owned by Emerson for $265.00 per share in cash, which will be followed by a merger in which all of the outstanding shares of AspenTech common stock not tendered will be converted into the right to receive $265.00 per share of common stock, in cash. As previously announced, the tender offer is subject to a non-waivable condition that at least a majority of the AspenTech common stock held by minority stockholders be tendered and not withdrawn.

The transaction is expected to close in the first half of calendar year 2025, subject to the satisfaction of customary closing conditions. Emerson expects to finance the transaction from cash on hand and debt financing.

Once the transaction closes, AspenTech’s common stock will cease to trade on the NASDAQ.

Advisors

Goldman Sachs & Co. LLC and Centerview Partners LLC are serving as financial advisors to Emerson, and Davis Polk & Wardwell LLP is serving as legal advisor to Emerson. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Emerson.

Qatalyst Partners and Citi are serving as independent financial advisors to the AspenTech Special Committee and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to the AspenTech Special Committee. FGS Global is serving as strategic communications advisor to AspenTech.

About Emerson

Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world’s essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.

About AspenTech

Aspen Technology, Inc. (NASDAQ: AZPN) is a global software leader helping industries at the forefront of the world’s dual challenge meet the increasing demand for resources from a rapidly growing population in a profitable and sustainable manner. AspenTech solutions address complex environments where it is critical to optimize the asset design, operation and maintenance lifecycle. Through its unique combination of deep domain expertise and innovation, customers in asset-intensive industries can run their assets safer, greener, longer and faster to improve their operational excellence. To learn more, visit AspenTech.com.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements related to Emerson, AspenTech and the proposed acquisition by Emerson of the outstanding shares of common stock of AspenTech that Emerson does not already own that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Forward-looking statements include, without limitation, statements regarding the business combination and related matters, prospective performance and opportunities, post-closing operations and the outlook for the companies’ businesses, including, without limitation, future financial results, synergies, growth potential, market profile, business plans and expanded portfolio; the competitive ability and position of the combined company; filings and approvals relating to the proposed transaction; the ability to complete the proposed transaction and the timing thereof; difficulties or unanticipated expenses in connection with integrating the companies; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: (1) the risk that the non-waivable condition that at least a majority of the AspenTech common stock held by minority stockholders be tendered is not met; (2) the risk that a transaction with AspenTech may not otherwise be consummated; (3) uncertainties as to the timing of the tender offer and merger; (4) the possibility that competing offers will be made; (5) the possibility that various closing conditions to the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection with such approvals; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) uncertainty of the expected financial performance of AspenTech following completion of the proposed transaction; (8) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the proposed transaction; (11) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (14) the ability of Emerson and AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions; (15) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (16) actions by third parties, including government agencies; (17) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (18) the risk that disruptions from the proposed transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (19) certain restrictions during the pendency of the acquisition that may impact AspenTech’s ability to pursue certain business opportunities or strategic transactions; (20) Emerson’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (21) other risk factors as detailed from time to time in the companies’ periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to Emerson and AspenTech, and Emerson and AspenTech assume no obligation and disclaim any intent to update any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The tender offer described in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AspenTech, nor is it a substitute for any tender offer materials that Emerson, Emersub CXV, Inc. (“Purchaser”) or AspenTech will file with the SEC. A solicitation and an offer to buy shares of AspenTech will be made only pursuant to an offer to purchase and related materials that Emerson and Purchaser intend to file with the SEC. At the time the tender offer is commenced, Emerson and Purchaser will file a Tender Offer Statement on Schedule TO and a Schedule 13E-3 with the SEC, and AspenTech will file a Solicitation/Recommendation Statement on Schedule 14D-9 and a Schedule 13E-3 with the SEC with respect to the tender offer. ASPENTECH’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS), THE SCHEDULE 13E-3 AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and other tender offer documents, the Schedule 13E-3, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of AspenTech at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Emerson or AspenTech. Free copies of these materials and certain other offering documents will be made available for request by mail to Emerson Electric Co., 8027 Forsyth Boulevard, St. Louis, Missouri 63105 attention: Colleen Mettler, by phone at (314) 553-2197, or by directing requests for such materials to the information agent for the offer, which will be named in the Tender Offer Statement. Copies of the documents filed with the SEC by AspenTech will be available free of charge under the “Investor Relations” section of AspenTech’s internet website at http://ir.aspentech.com/.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, the Schedule 13E-3 as well as the Solicitation/Recommendation Statement, Emerson and AspenTech file annual, quarterly and current reports, proxy statements and other information with the SEC. Emerson’s and AspenTech’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Contacts

For Emerson:

Investors
Colleen Mettler
314-553-2197

Media
Joseph Sala / Greg Klassen / Connor Murphy
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

For AspenTech:

Media Contact
Aimee Rhone
AspenTech
781-221-5507
aimee.rhone@aspentech.com

Investor Contact
William Dyke
AspenTech
781-221-5571
ir@aspentech.com